Exhibit 99.2

CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

For the 3 months ending September 30, 2009 and 2008

	3rd Quarter
(in thousands, except per share data)	2009	2008	Change
Operating Revenues
Oil and gas operations	$218,501	$247,753	$(29,252)
Natural gas distribution	68,788	82,452	(13,664)

Total operating revenues	287,289	330,205	(42,916)

Operating Expenses
Cost of gas	29,377	35,901	(6,524)
Operations and maintenance	97,963	88,168	9,795
Depreciation, depletion and amortization	61,323	47,111	14,212
Taxes, other than income taxes	15,471	27,266	(11,795)
Accretion expense	1,306	1,081	225

Total operating expenses	205,440	199,527	5,913

Operating Income	81,849	130,678	(48,829)

Other Income (Expense)
Interest expense	(10,017)	(10,319)	302
Other income	2,536	725	1,811
Other expense	(229)	(2,009)	1,780

Total other expense	(7,710)	(11,603)	3,893

Income Before Income Taxes	74,139	119,075	(44,936)
Income tax expense	27,018	46,011	(18,993)

Net Income	$47,121	$73,064	$(25,943)

Diluted Earnings Per Average Common Share	$0.65	$1.01	$(0.36)

Basic Earnings Per Average Common Share	$0.66	$1.02	$(0.36)

Diluted Avg. Common Shares Outstanding	71,996	72,116	(120)

Basic Avg. Common Shares Outstanding	71,651	71,590	61

Dividends Per Common Share	$0.125	$0.12	$0.005

CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

For the 9 months ending September 30, 2009 and 2008

	Year-to-date
(in thousands, except per share data)	2009	2008	Change
Operating Revenues
Oil and gas operations	$606,158	$704,428	$(98,270)
Natural gas distribution	471,457	488,689	(17,232)

Total operating revenues	1,077,615	1,193,117	(115,502)

Operating Expenses
Cost of gas	232,283	253,159	(20,876)
Operations and maintenance	274,850	268,147	6,703
Depreciation, depletion and amortization	172,308	133,641	38,667
Taxes, other than income taxes	57,099	92,039	(34,940)
Accretion expense	3,605	3,181	424

Total operating expenses	740,145	750,167	(10,022)

Operating Income	337,470	442,950	(105,480)

Other Income (Expense)
Interest expense	(29,586)	(31,699)	2,113
Other income	4,058	1,455	2,603
Other expense	(589)	(3,057)	2,468

Total other expense	(26,117)	(33,301)	7,184

Income Before Income Taxes	311,353	409,649	(98,296)
Income tax expense	113,649	153,019	(39,370)

Net Income	$197,704	$256,630	$(58,926)

Diluted Earnings Per Average Common Share	$2.75	$3.56	$(0.81)

Basic Earnings Per Average Common Share	$2.76	$3.58	$(0.82)

Diluted Avg. Common Shares Outstanding	71,878	72,129	(251)

Basic Avg. Common Shares Outstanding	71,641	71,604	37

Dividends Per Common Share	$0.375	$0.36	$0.015

CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

For the 12 months ending September 30, 2009 and 2008

	Trailing 12 Months
(in thousands, except per share data)	2009	2008	Change
Operating Revenues
Oil and gas operations	$815,862	$924,208	$(108,346)
Natural gas distribution	637,546	620,364	17,182

Total operating revenues	1,453,408	1,544,572	(91,164)

Operating Expenses
Cost of gas	330,898	319,004	11,894
Operations and maintenance	361,463	350,579	10,884
Depreciation, depletion and amortization	227,080	176,834	50,246
Taxes, other than income taxes	72,665	116,700	(44,035)
Accretion expense	4,714	4,208	506

Total operating expenses	996,820	967,325	29,495

Operating Income	456,588	577,247	(120,659)

Other Income (Expense)
Interest expense	(39,866)	(43,144)	3,278
Other income	2,394	1,727	667
Other expense	(2,454)	(3,390)	936

Total other expense	(39,926)	(44,807)	4,881

Income Before Income Taxes	416,662	532,440	(115,778)
Income tax expense	153,673	196,396	(42,723)

Net Income	$262,989	$336,044	$(73,055)

Diluted Earnings Per Average Common Share	$3.66	$4.66	$(1.00)

Basic Earnings Per Average Common Share	$3.67	$4.69	$(1.02)

Diluted Avg. Common Shares Outstanding	71,874	72,141	(267)

Basic Avg. Common Shares Outstanding	71,640	71,626	14

Dividends Per Common Share	$0.495	$0.475	$0.02

SELECTED BUSINESS SEGMENT DATA (UNAUDITED)

For the 3 months ending September 30, 2009 and 2008

	3rd Quarter
(in thousands, except sales price data)	2009	2008	Change
Oil and Gas Operations
Operating revenues
Natural gas	$115,227	$145,283	$(30,056)
Oil	80,225	82,375	(2,150)
Natural gas liquids	17,496	18,404	(908)
Other	5,553	1,691	3,862

Total	$218,501	$247,753	$(29,252)

Production volumes
Natural gas (MMcf)	18,881	17,258	1,623
Oil (MBbl)	1,253	1,055	198
Natural gas liquids (MMgal)	20.0	17.8	2.2
Total production volumes (MMcfe)	29,253	26,134	3,119
Revenue per unit of production including effects of all derivative instruments
Natural gas (Mcf)	$6.10	$8.42	$(2.32)
Oil (barrel)	$64.03	$78.08	$(14.05)
Natural gas liquids (gallon)	$0.88	$1.03	$(0.15)
Other data
Lease operating expense (LOE)
LOE and other	$45,480	$43,890	$1,590
Production taxes	9,050	20,610	(11,560)

Total	$54,530	$64,500	$(9,970)

Depreciation, depletion and amortization	$48,473	$34,849	$13,624
General and administrative expense	$15,390	$9,147	$6,243
Capital expenditures	$37,596	$122,597	$(85,001)
Exploration expenditures	$1,120	$906	$214
Operating income	$97,682	$137,270	$(39,588)

Natural Gas Distribution
Operating revenues
Residential	$36,371	$38,347	$(1,976)
Commercial and industrial	20,834	24,121	(3,287)
Transportation	12,043	10,816	1,227
Other	(460)	9,168	(9,628)

Total	$68,788	$82,452	$(13,664)

Gas delivery volumes (MMcf)
Residential	1,498	1,505	(7)
Commercial and industrial	1,235	1,390	(155)
Transportation	10,504	10,706	(202)

Total	13,237	13,601	(364)

Other data
Depreciation and amortization	$12,850	$12,262	$588
Capital expenditures	$21,133	$15,959	$5,174
Operating loss	$(15,237)	$(5,891)	$(9,346)

SELECTED BUSINESS SEGMENT DATA (UNAUDITED)

For the 9 months ending September 30, 2009 and 2008

	Year-to-date
(in thousands, except sales price data)	2009	2008	Change
Oil and Gas Operations
Operating revenues
Natural gas	$343,684	$411,453	$(67,769)
Oil	204,587	221,402	(16,815)
Natural gas liquids	48,212	55,915	(7,703)
Other	9,675	15,658	(5,983)

Total	$606,158	$704,428	$(98,270)

Production volumes
Natural gas (MMcf)	54,532	50,081	4,451
Oil (MBbl)	3,456	3,005	451
Natural gas liquids (MMgal)	55.9	52.7	3.2
Total production volumes (MMcfe)	83,259	75,639	7,620
Revenue per unit of production including effects of all derivative instruments
Natural gas (Mcf)	$6.30	$8.22	$(1.92)
Oil (barrel)	$59.19	$73.69	$(14.5)
Natural gas liquids (gallon)	$0.86	$1.06	$(0.20)
Other data
Lease operating expense (LOE)
LOE and other	$134,723	$128,627	$6,096
Production taxes	24,160	58,739	(34,579)

Total	$158,883	$187,366	$(28,483)

Depreciation, depletion and amortization	$134,189	$97,240	$36,949
General and administrative expense	$37,830	$34,574	$3,256
Capital expenditures	$353,424	$295,507	$57,917
Exploration expenditures	$1,374	$4,215	$(2,841)
Operating income	$270,277	$377,852	$(107,575)

Natural Gas Distribution
Operating revenues
Residential	$305,663	$301,633	$4,030
Commercial and industrial	126,128	133,004	(6,876)
Transportation	39,268	37,825	1,443
Other	398	16,227	(15,829)

Total	$471,457	$488,689	$(17,232)

Gas delivery volumes (MMcf)
Residential	15,784	16,247	(463)
Commercial and industrial	7,613	8,349	(736)
Transportation	29,775	36,267	(6,492)

Total	53,172	60,863	(7,691)

Other data
Depreciation and amortization	$38,119	$36,401	$1,718
Capital expenditures	$57,107	$44,955	$12,152
Operating income	$68,844	$67,125	$1,719

SELECTED BUSINESS SEGMENT DATA (UNAUDITED)

For the 12 months ending September 30, 2009 and 2008

	Trailing 12 Months
(in thousands, except sales price data)	2009	2008	Change
Oil and Gas Operations
Operating revenues
Natural gas	$468,514	$539,423	$(70,909)
Oil	276,093	291,511	(15,418)
Natural gas liquids	60,513	75,462	(14,949)
Other	10,742	17,812	(7,070)

Total	$815,862	$924,208	$(108,346)

Production volumes
Natural gas (MMcf)	72,024	66,649	5,375
Oil (MBbl)	4,565	3,986	579
Natural gas liquids (MMgal)	73.9	72.3	1.6
Total production volumes (MMcfe)	109,974	100,895	9,079
Revenue per unit of production including effects of all derivative instruments
Natural gas (Mcf)	$6.50	$8.09	$(1.59)
Oil (barrel)	$60.48	$73.14	$(12.66)
Natural gas liquids (gallon)	$0.82	$1.04	$(0.22)
Other data
Lease operating expense (LOE)
LOE and other	$180,223	$163,671	$16,552
Production taxes	27,973	73,969	(45,996)

Total	$208,196	$237,640	$(29,444)

Depreciation, depletion and amortization	$176,488	$128,398	$48,090
General and administrative expense	$44,996	$48,777	$(3,781)
Capital expenditures	$507,488	$420,191	$87,297
Exploration expenditures	$6,455	$5,438	$1,017
Operating income	$375,013	$499,747	$(124,734)

Natural Gas Distribution
Operating revenues
Residential	$412,310	$383,613	$28,697
Commercial and industrial	170,843	167,629	3,214
Transportation	52,559	50,571	1,988
Other	1,834	18,551	(16,717)

Total	$637,546	$620,364	$17,182

Gas delivery volumes (MMcf)
Residential	21,169	20,609	560
Commercial and industrial	10,198	10,569	(371)
Transportation	40,297	49,318	(9,021)

Total	71,664	80,496	(8,832)

Other data
Depreciation and amortization	$50,592	$48,436	$2,156
Capital expenditures	$75,472	$58,221	$17,251
Operating income	$83,675	$80,133	$3,542